THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account D

Emancipator VUL

Lincoln Life Flexible Premium Variable Life Account J

American Legacy Variable Life

Lincoln Life Flexible Premium Variable Life Account K

Multi-Fund Variable Life

Supplement dated May 1, 2021

This Supplement provides you the option to extend the original Maturity Date in the Policy. If you elect the Amendment, subject to the requirements, any Policy Benefit or Maturity Value will not be paid on the original Maturity Date and the Amendment will provide for an “Extended Maturity Date”. For purposes of this Supplement and if the Amendment is elected, the Extended Maturity Date will be the earlier of the date you surrender the Policy or the date of death of the Insured, or the surviving Insured if your Policy is a survivorship policy.

If the Policy is in force at the original maturity date the following changes will occur:

1.              The Death Benefit will be equal to the Maturity Value (may also be defined as “Policy Value” or “Cash Value” in accordance with the original Maturity Date provisions in your Policy) less Indebtedness/Debt;

2.              No further deductions for Policy charges, including charges for Cost of Insurance, will be taken;

3.              Interest will continue to be credited to Policy values;

4.              No further premium payments will be accepted, except for loan repayments;

5.              Any Separate Account/Variable Account value will be transferred to the Fixed Account;

6.              Policy loans may continue to be taken and policy loan interest will accrue on any new or existing loans as stated in your Policy;

7.              Any new loan will be taken from the Fixed Account;

8.              All riders and amendments attached to your Policy will continue subject to the requirements of each rider and amendment attached to your Policy.

The Policy may not qualify as life insurance after the Maturity Date.  The Policy may be subject to tax consequences. Before you sign and return the Amendment you should consult a tax advisor.

This Supplement is for informational purposes. Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary, as amended by  this Supplement.